MUTUALS.COM

Prospectus Supplement

To Prospectus Dated July 29, 2005

Vice Fund

Effective immediately, the following replaces the first paragraph relating to the portfolio manager of the Vice Fund under the section entitled “Management of the Fund  Portfolio Manager”:

Michael J. Henry is the portfolio manager of the Fund and serves as President and Treasurer of the Advisor.  Mr. Henry is responsible for the Fund’s overall day-to-day management and asset allocation strategy.  He was a financial consultant to MUTUALS.com, Inc. from October 2002 to June 2005. Prior to joining the Advisor, Mr. Henry was President, from February 2004 to September 2005, and Vice President, from March 2003 to February 2004, of Peterson, Goldman & Villani, Inc., a private company investing in distressed assets. Mr. Henry served as a financial analyst to Conseco Financial Corp. from June 2002 to October 2002, and prior to that was a sales representative with Northern Tool & Equipment Co.  Mr. Henry received his B.S. in Finance and Economics from Minnesota State University - Mankato. He holds Series 6, 63 and 65 licenses.

Effective immediately, the following replaces the last two sentences of the second paragraph of the section entitled “Management of the Fund  Regulatory and Criminal Matters”:

The Current Advisor is a new entity of which Mr. Henry is the President and Treasurer. Mr. Henry has been the Fund’s portfolio manager since September 2005.

The date of this Prospectus Supplement is September 12, 2005.

Please keep this Prospectus Supplement with your records.